Securities and Exchange Commission

                     Washington, D.C.  20549



                            Form 8-K

                         Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934



Date of Report (Date of earliest event reported) August 11, 1998

                     CalEnergy Company, Inc.
     (Exact name of registrant as specified in its charter)

     Delaware                 1-9874               94-2213782
     (State or other          (Commission          (IRS Employer
     jurisdiction of          File Number)         Identification No.)
     incorporation)


  302 South 36th Street, Suite 400, Omaha, Nebraska      68131
(Address of principal executive offices)               (Zip Code)

 Registrant's Telephone Number, including area code:  (402) 341-4500



                                      N/A
  (Former name or former address, if changed since last report)

Item 5.  Other Events.

On August 12, 1998, the Registrant announced that it had entered into an Agreement and Plan of Merger with MidAmerican Energy Holdings Company ("MidAmerican"), pursuant to which the Registrant agreed (i) to pay $27.15 in cash for each outstanding share of MidAmerican common stock (valuing MidAmerican at approximately $4 billion, including $1.4 billion of debt and preferred stock which will remain outstanding at MidAmerican) in a merger, pursuant to which MidAmerican will become a wholly owned subsidiary of the Registrant, and (ii) to reincorporate in the State of Iowa and be renamed MidAmerican Energy Holdings Company. Closing of the transaction is subject to the approval of the shareholders of both companies and the obtaining of certain regulatory approvals. Copies of the Agreement and Plan of Merger and the Registrant's press release announcing the Agreement are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Registrant to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements. In connection with the safe harbor provisions of the Reform Act, the Registrant has identified important factors that could cause actual results to differ materially from such expectations, including development uncertainty, operating uncertainty, acquisition uncertainty, uncertainties relating to doing business outside of the United States, uncertainties relating to geothermal resources, uncertainties relating to domestic and international (and in particular, Indonesian) economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrant's SEC filings, including the Registrant's Report on Form 8-K dated March 6,
1998, incorporated herein by reference, for a description of such factors. The Company assumes no responsibility to update forward-looking information contained herein.

Item 7.  Financial Statements and Exhibits.

 (c)  Exhibits:

     The following exhibits are filed as part of this report:

     99.1      Agreement and Plan of Merger, dated as of August
          11, 1998, by and among the Registrant, MidAmerican
          Energy Holdings Company, Maverick Reincorporation Sub,
          Inc. and MAVH Inc.

     99.2 Press Release of the Registrant, dated August 12, 1998.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CALENERGY COMPANY, INC.



                              By:   /s/ Douglas L. Anderson

                                  Douglas L. Anderson
                                  Assistant General Counsel and
                                  Assistant Secretary


Dated:  August 12, 1998




                          Exhibit Index


Exhibit No.    Description

99.1      Agreement and Plan of Merger, dated as of August 11,
          1998, by and among the Registrant, MidAmerican Energy
          Holdings Company, Maverick Reincorporation Sub, Inc.
          and MAVH Inc.

99.2      Press Release of the Registrant, dated August 12, 1998.